TRAINER WORTHAM FUNDS

                 Froley, Revy Convertible Securities Fund

                      Supplement dated July 15, 2002
                                  to
                    Prospectus dated November 1, 2001
             (As previously supplemented on November 9, 2001)
                                 and
        Statement of Additional Information dated November 1, 2001
               (As previously supplemented on May 20, 2002)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

     1. On May 16, 2002, First Republic Bank ("First Republic") acquired a controlling interest in the Fund's advisor, Froley, Revy Investment Company, Inc. ("Froley Revy"). First Republic is a commercial bank headquartered at 111 Pine Street, San Francisco, California, 94111.

     Federal law requires advisory agreements to automatically terminate when an advisor undergoes a significant change of ownership. Froley Revy continues to serve as investment advisor to the Fund pursuant to an interim Investment Advisory Contract, dated May 16, 2002, with Trainer Wortham Funds. Such agreement is in effect until October 13, 2002 or upon approval of a new Investment Advisory Agreement by the shareholders of the Fund. A meeting of the Trust's shareholders is scheduled to be held on or before October 13, 2002 to approve a new Investment Advisory Agreement.

     2. Please note, the following change to the Fund's investment policy will be effective on July 31, 2002:

CURRENT INVESTMENT APPROACH
Consistent with the Fund's investment objective, the Fund

* invests at least 70% of the
  value of its total assets
  in securities convertible
  into common stocks: convertible
  bonds, convertible preferreds,
  mandatory convertible
  securities, synthetic
  convertible securities,
  warrants,   and any rights
  to purchase common stocks.

* may invest up to 30% of its
  net assets in: common stock,
  money market instruments, non-
  convertible corporate or
  government debt securities
  and  foreign securities.

NEW INVESTMENT APPROACH
Consistent with the Fund's investment objective, the Fund:

* invests, under normal
  circumstances, at least 80%
  of the value of its assets
  in securities convertible
  into common stocks:   convertible
  bonds, convertible preferreds,
  mandatory convertible
  securities, synthetic
  convertible securities,
  warrants, and any rights to
  purchase common stocks.

* may invest, under normal
  circumstances, up to 20% of
  its assets in: common
  stock, money market
  instruments, non-convertible
  corporate or government debt
  securities and  foreign securities.


     Additionally, effective July 31, 2002, the Fund has adopted a policy to provide 60 days notice to the Fund's shareholders of any change in the investment policy of the Fund to invest at least 80% of its assets in convertible securities.



                       PLEASE RETAIN THIS SUPPLEMENT
                           FOR FUTURE REFERENCE